SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (date of earliest event reported):

June 28, 2002

LML PAYMENT SYSTEMS INC.

(Exact name of Registrant as specified in charter)
Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)

1680-1140 West Pender Street

Vancouver, B.C. V6E 4G1

(Address of principal executive offices)

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(604) 689-4440

(Registrant's telephone number, including area code)

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N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On June 28, 2002 and August 14, 2002 the Registrant issued news releases, copies of which are being filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

    Exhibits.

Exhibit 20.11 News release dated June 28, 2002 reporting results for the fourth quarter and the fiscal year ended March 31, 2002.

Exhibit 20.2 News release dated August 14, 2002 reporting results for the first quarter of fiscal 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher

Carolyn Mosher

Corporate Secretary

Date: August 28, 2002